CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2004-AA1

DERIVED INFORMATION   10/18/04

$350,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$600,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-AA1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

$350,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2004-AA1

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s)
A-1	-	250,000,000	I	Senior/Adj	libor + [ ]%	[2.3]	AAA/Aaa
A-2	62,500,000	-	I	Senior/Adj	libor + [ ]%	[2.3]	AAA/Aaa
A-3	70,000,000	-	II	Senior/Adj/FSA Wrap	libor + [ ]%	[2.3]	AAA/Aaa
A-4	33,100,000	-	II	Senior/Adj/FSA Wrap	libor + [ ]%	[2.3]	AAA/Aaa
A-5	60,000,000	-	II	Senior/Adj/Sequential	libor + [ ]%	[1.5]	AAA/Aaa
A-6	11,000,000	-	II	Senior/Adj/Sequential	libor + [ ]%	[6.6]	AAA/Aaa
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa
M-1	14,400,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.1]	AAA/Aa1
M-2	22,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AAA/Aa2
M-3	10,800,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AAA/Aa3
M-4	19,800,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA+/---
M-5	12,900,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	AA/---
M-6	10,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	AA-/---
M-7	6,600,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	A/---
M-8	5,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	A-/---
B-1	7,900,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB+/---
B-2	3,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB/---
Total	350,000,000	250,000,000

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) ramped to 23.00% CPR over 12 months.  At month 12 and thereafter, 100% PPC for the fixed collateral assumes 23.00% CPR.  100% PPC for the adjustable rate collateral assumes 27.00% CPR.  Bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 1.94% and 2.28%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 23.50% of the sum of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 19) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.20%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.80%] over one-month libor.

Summary Terms

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Trustee:	TBA
Servicers:	Wells Fargo Bank, N.A. [75.0%] and Ocwen Federal Bank, FSB [25.0%]
Cut-off Date:	On or about October 1, 2004 for the initial Mortgage Loans.
Investor Settlement:	On or about [October 29, 2004], Closing Date [October 28, 2004]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in November 2004.
Accrual Period:

For any class of Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, October 25, 2004) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting, and remaining, at 27.00% CPR.

Certificate Ratings:

The Class A Certificates and the Class M-1, Class M-2 and Class M-3 Certificates are expected to be rated by S&P and Moody’s.  The Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates are expected to be rated by S&P.

 Class A:

  AAA/Aaa

Class M-1:

  AAA/Aa1

Class M-2:

  AAA/Aa2

Class M-3:

  AAA/Aa3

Class M-4:

  AA+/---

Class M-5:

  AA/---

Class M-6:

  AA-/---

Class M-7:

  A/---

Class M-8:

  A-/---

Class B-1:

  BBB+/---

Class B-2:

  BBB/---

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 15% - 20%
Capitalized Interest Acct:	TBD
Offered Certificates:

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2 Certificates

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:

Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 are anticipated to constitute “mortgage related securities” for purposes of SMMEA.

Taxation:	REMIC.
Class A-3 & Class A-4 Certificate Guarantee Insurance Policy:

Simultaneously with the issuance of the offered certificates, FSA will deliver the Class A-3 & Class A-4 certificate guaranty insurance policy to the trustee for the benefit of the holders of the Class A-3 and Class A-4 Certificates. Under the Class A-3 & Class A-4 certificate guaranty insurance policy, FSA unconditionally and irrevocably guarantees to the trustee for the benefit of each holder of a Class A-3 or Class A-4 Certificate the full and complete payment of (i) the amount, if any, by which the amount available to be paid as interest to the Class A-3 and Class A-4 Certificates, pursuant to the priority of payment set forth in the pooling and servicing agreement, is less than the Current Interest and Carryforward Interest plus any Interest Shortfalls allocable to the Class A-3 and Class A-4 Certificates, and (ii) to the extent unpaid on the Final Scheduled Distribution Date, after payment of all other amounts due to the Class A-3 and Class A-4 Certificates, any remaining Class Principal Balance of such class of certificates.

Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.20%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.80%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class A-1 and Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Group 1 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due to the Class A-1 and Class A-2 Certificates on that Distribution date by the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates on that Distribution Date by the sum of the  Class Principal Balances of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the sum of the Class A-1 and Class A-2 Certificates and (II) the sum of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, respectively and (bb) 23.50%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the sum of the Class Principal Balances of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer(s) will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, and (6) regarding the January 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related loan group as of the first day of the related Collection Period less, with respect to loan group 2, the product of (a) the per annum rate at which the FSA premium is calculated (as set forth in the pooling and servicing agreement) and (b) the sum of the Class Principal Balances of the Class A-3 and Class A-4 Certificates divided by the Aggregate Loan Group Collateral Balance of loan group 2 as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans or were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	18.90%	21.30%	42.60%
M-1	16.50%	18.90%	37.80%
M-2	12.75%	15.15%	30.30%
M-3	10.95%	13.35%	26.70%
M-4	7.65%	10.05%	20.10%
M-5	5.50%	7.90%	15.80%
M-6	3.75%	6.15%	12.30%
M-7	2.65%	5.05%	10.10%
M-8	1.82%	4.22%	8.43%
B-1	0.50%	2.90%	5.80%
B-2	0.00%	2.40%	4.80%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [2.40]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [4.80]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and Class B-2 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in November 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 42.60%.
Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in November 2007 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [42.00%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates

Cumulative Loss Percentage

November 2007 – October 2008

[3.50%]*

November 2008 – October 2009

[5.50%]*

November 2009 – October 2010

[7.00%]*

November 2010 and thereafter

[7.75%]*

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month Libor:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on November 30, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the January 2005 Distribution Date or (ii) the December 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on November 30, 2004.

Group Allocation Amount: Distributions to Certificateholders:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, first to (a) FSA and then to (b) the Loss Mitigation Advisor, (x) any premium due with respect to the Class A-3 & Class A-4 certificate guarantee insurance policy and (y) the loss mitigation advisor fee, respectively;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, first to (a) FSA and then to (b) the Loss Mitigation Advisor, the (x) policy premium amount and (y) the advisor fee, respectively, remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 and Class A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class A-3, Class A-4, Class A-5, Class A-6, Class A-IO-1 and Class A-IO-2 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class M-7 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class M-8 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 and Class A-2 Certificates (allocated as described below*), and then to (y) the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, pro-rata, until the respective Class Principal Balance of such classes has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-6 Certificates will be distributed to the Class A-5 Certificates until the Class Principal Balance of the Class A-5 Certificates has been reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class R Certificates, and then to (y) the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, pro-rata, and then to (z) the Class A-1 and Class A-2 Certificates (allocated as described below*), until the respective Class Principal Balance of such classes has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-6 Certificates will be distributed to the Class A-5 Certificates until the Class Principal Balance of the Class A-5 Certificates has been reduced to zero; and

3.    to FSA, any reimbursement for amounts paid under the Class A-3 & Class A-4 certificate guaranty insurance policy, to the extent not paid pursuant to “distribution of interest” above, together with interest thereon at the rate set forth in the pooling and servicing agreement;

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and B-2 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

5. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 and the Class A-2 Certificates (allocated as described below*), and then to (y) the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates Certificates, pro-rata, the Group 1 Allocation Amount, until the respective Class Principal Balances are reduced to zero; provided, however, that the portion otherwise allocable to the Class A-6 Certificates will be distributed to the Class A-5 Certificates until the Class Principal Balance of the Class A-5 Certificates has been reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, pro-rata, and then to (y) the Class A-1 and Class A-2 Certificates  (allocated as described below*), the Group 2 Allocation Amount, until the respective Class Principal Balances are reduced to zero; provided, however, that the portion otherwise allocable to the Class A-6 Certificates will be distributed to the Class A-5 Certificates until the Class Principal Balance of the Class A-5 Certificates has been reduced to zero;

3.    to FSA, any reimbursement for amounts paid under the Class A-3 & Class A-4 certificate guaranty insurance policy, to the extent not paid pursuant to “distribution of interest” and “distribution of principal” above, together with interest thereon at the rate set forth in the pooling and servicing agreement;

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, and B-2 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.
IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 8) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class A-1 and Class A-2 Certificates (allocated as described below*) and then to (y) the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, pro-rata, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-6 Certificates will be distributed to the Class A-5 Certificates until the Class Principal Balance of the Class A-5 Certificates has been reduced to zero; and

(ii) sequentially, first to (x) the Class A-3, Class A-4, Class A-5 and Class A-6, pro-rata, and then to (y) the Class A-1 and Class A-2 Certificates (allocated as described below*), until the respective Class Principal Balances have been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-6 Certificates will be distributed to the Class A-5 Certificates until the Class Principal Balance of the Class A-5 Certificates has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class M-8 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.      to FSA, any reimbursement for amounts paid under the Class A-3 & Class A-4 certificate guaranty insurance policy, to the extent not paid pursuant to “distribution of interest” and “distribution of principal” above, together with interest thereon at the rate set forth in the pooling and servicing agreement;

4.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 6. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
7. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 8. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
9. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

10.    To the Class M-7 Certificates, any unpaid realized loss amounts for such Class;

11.  To the Class M-8 Certificates, any unpaid realized loss amounts for such Class;

12.  To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

13.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

14. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

15.  To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.  To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.  To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

18.  To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;

19.  To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;

20.  To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;

21.  To the Class M-7 Certificates, any Basis Risk Carry Forward Amounts for such Class;

22.  To the Class M-8 Certificates, any Basis Risk Carry Forward Amounts for such Class;

23.  To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

24.  To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

25.  To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

26. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 27. To the Class R Certificates, any remaining amount.

*

If prior to the November 2007 Distribution Date and cumulative collateral losses are less than [3.50%] of the Maximum Pool Balance, then amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed pro-rata, ELSE if on or after the November 2007 Distribution Date and no Trigger Event is in effect, then amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed pro-rata, ELSE amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed sequentially.

BOND SUMMARY

To Call

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.7	3.2	2.3	1.2	1.0	0.8
First Pay (Month/Year)	Nov04	Nov04	Nov04	Nov04	Nov04	Nov04
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	May07	Dec06

Class A-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.7	3.2	2.3	1.2	1.0	0.8
First Pay (Month/Year)	Nov04	Nov04	Nov04	Nov04	Nov04	Nov04
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	May07	Dec06

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.1	4.6	2.7	2.2
First Pay (Month/Year)	Jun09	Nov07	May08	May09	May07	Dec06
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Jul07	Feb07

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.0	4.6	3.1	2.4
First Pay (Month/Year)	Jun09	Nov07	Mar08	May09	Jul07	Feb07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	May07

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.0	4.4	3.8	2.7
First Pay (Month/Year)	Jun09	Nov07	Feb08	Jan09	Aug08	May07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	Jul07

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.0	4.1	3.8	3.0
First Pay (Month/Year)	Jun09	Nov07	Jan08	Jul08	Aug08	Jul07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	Dec07

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.9	3.8	3.2
First Pay (Month/Year)	Jun09	Nov07	Dec07	May08	Aug08	Dec07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	Dec07

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.8	3.7	3.2
First Pay (Month/Year)	Jun09	Nov07	Dec07	Mar08	May08	Dec07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	Dec07

Class M-7	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.7	3.6	3.2
First Pay (Month/Year)	Jun09	Nov07	Dec07	Feb08	Apr08	Dec07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	Dec07

Class M-8	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.7	3.5	3.2
First Pay (Month/Year)	Jun09	Nov07	Nov07	Jan08	Mar08	Dec07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	Dec07

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.6	3.4	3.2
First Pay (Month/Year)	Jun09	Nov07	Nov07	Dec07	Jan08	Dec07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	Dec07

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.6	3.4	3.2
First Pay (Month/Year)	Jun09	Nov07	Nov07	Dec07	Jan08	Dec07
Last Pay (Month/Year)	Apr19	Sep14	Feb12	May09	Aug08	Dec07

To Maturity

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.0	3.4	2.5	1.3	1.0	0.8
First Pay (Month/Year)	Nov04	Nov04	Nov04	Nov04	Nov04	Nov04
Last Pay (Month/Year)	Sep31	Feb26	Mar21	Apr15	May07	Dec06

Class A-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.1	3.5	2.5	1.3	1.0	0.8
First Pay (Month/Year)	Nov04	Nov04	Nov04	Nov04	Nov04	Nov04
Last Pay (Month/Year)	Oct31	Mar26	Apr21	Apr15	May07	Dec06

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.6	6.8	2.7	2.2
First Pay (Month/Year)	Jun09	Nov07	May08	Aug10	May07	Dec06
Last Pay (Month/Year)	May29	Mar23	Oct18	Aug13	Jul07	Feb07

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.5	5.4	3.9	2.4
First Pay (Month/Year)	Jun09	Nov07	Mar08	May09	Jul07	Feb07
Last Pay (Month/Year)	Dec28	Sep22	May18	May13	Jun13	May07

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.5	4.8	6.2	2.7
First Pay (Month/Year)	Jun09	Nov07	Feb08	Jan09	Apr10	May07
Last Pay (Month/Year)	Feb28	Dec21	Sep17	Dec12	Nov11	Jul07

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.2	5.4	4.4	4.9	3.9
First Pay (Month/Year)	Jun09	Nov07	Jan08	Jul08	Jan09	Jul07
Last Pay (Month/Year)	Aug27	Jun21	May17	Sep12	Apr11	Jan12

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.4	4.2	4.2	5.1
First Pay (Month/Year)	Jun09	Nov07	Dec07	May08	Aug08	Apr09
Last Pay (Month/Year)	May26	May20	Jun16	Feb12	Nov10	Jul10

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.0	5.3	4.0	4.0	4.2
First Pay (Month/Year)	Jun09	Nov07	Dec07	Mar08	May08	Oct08
Last Pay (Month/Year)	Apr25	Jun19	Sep15	Sep11	Jun10	Jul09

Class M-7	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.2	7.0	5.3	3.9	3.8	3.9
First Pay (Month/Year)	Jun09	Nov07	Dec07	Feb08	Apr08	Jul08
Last Pay (Month/Year)	Feb24	Jun18	Dec14	Mar11	Jan10	Mar09

Class M-8	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	6.9	5.2	3.9	3.7	3.7
First Pay (Month/Year)	Jun09	Nov07	Nov07	Jan08	Mar08	May08
Last Pay (Month/Year)	Feb23	Aug17	May14	Oct10	Sep09	Nov08

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.9	6.8	5.1	3.7	3.5	3.5
First Pay (Month/Year)	Jun09	Nov07	Nov07	Dec07	Jan08	Feb08
Last Pay (Month/Year)	Feb22	Nov16	Oct13	Jun10	Jun09	Sep08

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.6	4.9	3.6	3.4	3.3
First Pay (Month/Year)	Jun09	Nov07	Nov07	Dec07	Jan08	Feb08
Last Pay (Month/Year)	Feb20	May15	Aug12	Sep09	Oct08	Feb08

Collateral Net WAC – Class A-2

Spot Libor

Stressed Libor

Collateral Net WAC – Class A-3, Class A-4, Class A-5 & Class A-6

Spot Libor

Stressed Libor

Collateral Net WAC – Mezzanine & Subordinate Classes

Spot Libor

Stressed Libor

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

Class A-IO-2 Notional Schedule

    *     The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above             and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

    **  The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period (shown above) and the one-month libor rate for such period.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/04 cutoff date.  Approximately 7.4% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	3,522
Total Outstanding Loan Balance	$582,107,161*	Min	Max
Average Loan Current Balance	$165,277	$34,282	$749,415
Weighted Average Original LTV	78.5%
Weighted Average Coupon	7.40%	4.76%	13.23%
Arm Weighted Average Coupon	7.43%
Fixed Weighted Average Coupon	7.28%
Weighted Average Margin	5.67%	4.38%	7.25%
Weighted Average FICO (Non-Zero)	610
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	82.5%
% Fixed	17.5%
% of Loans with Mortgage Insurance	0.0%

* Total collateral will be approximately [$600,000,050]

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.76 - 5.00	1	258,000	0.0	4.76	71.7	659
5.01 - 5.50	35	7,483,438	1.3	5.41	77.9	655
5.51 - 6.00	147	30,976,215	5.3	5.85	74.1	644
6.01 - 6.50	337	67,773,137	11.6	6.31	76.6	638
6.51 - 7.00	716	138,319,564	23.8	6.79	77.0	627
7.01 - 7.50	606	108,939,291	18.7	7.28	78.7	618
7.51 - 8.00	617	97,497,180	16.7	7.77	80.1	600
8.01 - 8.50	335	47,059,113	8.1	8.25	80.2	582
8.51 - 9.00	318	40,198,211	6.9	8.73	82.2	568
9.01 - 9.50	178	20,876,826	3.6	9.26	81.7	558
9.51 - 10.00	121	12,493,393	2.1	9.75	78.5	552
10.01 - 10.50	33	3,304,906	0.6	10.28	79.4	549
10.51 - 11.00	52	4,584,856	0.8	10.75	79.7	547
11.01 - 11.50	8	942,845	0.2	11.23	85.8	566
11.51 - 12.00	9	622,150	0.1	11.77	72.8	548
12.01 - 12.50	2	131,479	0.0	12.27	73.1	519
12.51 - 13.00	6	557,017	0.1	12.72	74.6	525
13.01 - 13.23	1	89,541	0.0	13.23	70.0	512
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	69,864	0.0	9.63	50.0	0
451 - 475	1	358,053	0.1	8.21	77.2	472
476 - 500	8	926,735	0.2	8.97	72.2	498
501 - 525	269	37,220,629	6.4	8.63	73.0	513
526 - 550	356	52,228,329	9.0	8.23	75.4	538
551 - 575	495	79,435,108	13.6	7.86	79.6	563
576 - 600	567	92,267,984	15.9	7.37	78.9	588
601 - 625	530	87,221,162	15.0	7.13	79.9	613
626 - 650	552	96,239,862	16.5	7.07	80.2	637
651 - 675	352	63,332,856	10.9	6.88	78.2	662
676 - 700	185	34,786,146	6.0	6.89	78.5	687
701 - 725	112	20,559,537	3.5	6.92	79.4	712
726 - 750	56	11,215,205	1.9	7.03	78.9	734
751 - 775	26	4,547,706	0.8	6.64	75.7	762
776 - 793	12	1,697,985	0.3	6.55	70.9	785
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
34,281.63 - 50,000	115	4,948,431	0.9	9.11	68.5	574
50,001 - 100,000	840	65,817,511	11.3	8.10	77.5	597
100,001 - 150,000	929	115,817,691	19.9	7.56	78.5	609
150,001 - 200,000	687	118,760,488	20.4	7.38	77.7	603
200,001 - 250,000	368	82,270,640	14.1	7.22	78.9	611
250,001 - 300,000	240	65,662,789	11.3	7.15	79.8	616
300,001 - 350,000	144	46,314,947	8.0	7.21	79.5	618
350,001 - 400,000	106	39,787,997	6.8	7.10	80.1	617
400,001 - 450,000	51	21,657,439	3.7	6.95	80.8	624
450,001 - 500,000	31	14,810,050	2.5	7.03	76.8	630
500,001 - 550,000	7	3,661,723	0.6	7.01	79.4	636
550,001 - 600,000	2	1,193,257	0.2	6.29	62.7	635
600,001 - 750,000	2	1,404,198	0.2	6.84	69.3	670
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
<= 50.000	141	17,124,517	2.9	7.23	40.6	598
50.001 - 55.000	50	7,524,198	1.3	7.31	52.9	599
55.001 - 60.000	80	14,172,149	2.4	7.11	57.9	588
60.001 - 65.000	120	20,503,257	3.5	7.30	63.4	589
65.001 - 70.000	203	30,280,138	5.2	7.49	68.6	577
70.001 - 75.000	279	45,525,579	7.8	7.49	74.3	584
75.001 - 80.000	1,752	294,751,035	50.6	7.15	79.8	627
80.001 - 85.000	349	60,554,933	10.4	7.90	84.5	587
85.001 - 90.000	304	55,450,704	9.5	7.67	89.6	617
90.001 - 95.000	243	36,148,965	6.2	8.25	94.8	591
95.001 - 100.000	1	71,687	0.0	10.51	95.6	523
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	843	132,547,212	22.8	7.75	78.3	607
1	94	20,160,437	3.5	7.42	75.2	614
2	1,953	328,383,246	56.4	7.33	79.9	606
3	632	101,016,266	17.4	7.16	74.9	626
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,226	348,744,417	59.9	7.31	79.3	602
Reduced	637	113,906,022	19.6	7.45	80.5	647
Stated Income / Stated Assets	659	119,456,723	20.5	7.62	74.5	600
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,332	555,891,202	95.5	7.39	78.7	609
Second Home	30	4,638,098	0.8	7.27	76.6	621
Investor	160	21,577,861	3.7	7.67	75.0	629
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	764	180,802,433	31.1	7.03	76.2	618
Florida	783	119,135,113	20.5	7.39	80.3	611
Texas	395	41,697,125	7.2	7.81	79.6	606
New York	167	39,847,883	6.8	7.40	74.1	608
New Jersey	84	17,640,148	3.0	7.61	76.5	605
Washington	97	15,052,715	2.6	7.18	79.9	615
Virginia	95	13,784,518	2.4	7.80	79.9	591
Maryland	71	13,717,890	2.4	7.77	79.1	607
Minnesota	74	12,879,137	2.2	6.70	81.9	631
Nevada	68	12,785,756	2.2	7.49	78.6	585
Massachusetts	47	10,962,137	1.9	7.49	77.6	609
Michigan	81	9,998,351	1.7	7.90	82.8	587
Georgia	67	9,329,485	1.6	7.87	83.6	601
Arizona	70	8,557,648	1.5	7.32	79.4	604
Ohio	89	8,414,939	1.4	8.17	82.4	604
Other	570	67,501,885	11.6	7.88	80.9	602
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,269	217,358,720	37.3	7.23	81.9	637
Refinance - Rate Term	225	32,614,835	5.6	7.43	78.6	608
Refinance - Cashout	2,028	332,133,606	57.1	7.51	76.3	593
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,596	438,777,610	75.4	7.45	79.8	605
Arm 3/27	127	21,556,763	3.7	7.14	79.4	620
Arm 5/25	103	19,970,015	3.4	7.11	76.9	623
Fixed Rate	696	101,802,774	17.5	7.28	73.3	626
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,894	468,390,899	80.5	7.41	78.4	608
PUD	212	36,887,969	6.3	7.36	80.8	609
Condo	238	36,624,177	6.3	7.31	79.8	625
2 Family	140	31,207,623	5.4	7.43	78.0	623
3-4 Family	38	8,996,493	1.5	7.48	72.1	616
Total:	3,522	582,107,161	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.38 - 4.50	1	195,108	0.0	5.98	85.0	693
4.51 - 5.00	2	244,218	0.1	7.28	92.3	685
5.01 - 5.50	2,071	359,911,633	74.9	7.20	80.6	620
5.51 - 6.00	278	48,133,154	10.0	7.67	79.2	578
6.01 - 6.50	329	51,298,040	10.7	8.18	77.4	560
6.51 - 7.00	144	20,407,727	4.2	9.04	68.3	549
7.01 - 7.25	1	114,508	0.0	7.23	80.0	658
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	150,957	0.0	7.03	90.0	738
16 - 18	5	1,184,047	0.2	7.55	74.5	582
19 - 21	783	132,249,105	27.5	7.61	79.9	602
22 - 24	1,807	305,193,501	63.5	7.39	79.7	607
31 - 33	31	5,548,637	1.2	7.24	79.0	621
34 - 36	96	16,008,126	3.3	7.11	79.5	619
37 - 59	103	19,970,015	4.2	7.11	76.9	623
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.67 - 11.50	56	12,200,069	2.5	5.65	77.0	652
11.51 - 12.00	145	30,738,254	6.4	6.01	75.3	638
12.01 - 12.50	261	53,563,774	11.2	6.40	78.5	632
12.51 - 13.00	536	106,796,524	22.2	6.82	78.9	624
13.01 - 13.50	478	87,132,715	18.1	7.29	79.9	616
13.51 - 14.00	487	79,598,939	16.6	7.79	80.6	596
14.01 - 14.50	258	38,080,500	7.9	8.27	80.9	576
14.51 - 15.00	257	34,157,037	7.1	8.74	82.9	565
15.01 - 15.50	145	17,414,741	3.6	9.28	82.1	556
15.51 - 16.00	96	10,596,687	2.2	9.76	78.8	549
16.01 - 16.50	30	3,145,226	0.7	10.27	79.0	548
16.51 - 17.00	51	4,536,891	0.9	10.75	79.7	547
17.01 - 17.50	8	942,845	0.2	11.23	85.8	566
17.51 - 18.00	9	622,150	0.1	11.77	72.8	548
18.01 - 19.23	9	778,037	0.2	12.70	73.8	523
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.76 - 5.50	35	7,636,553	1.6	5.38	78.0	653
5.51 - 6.00	128	27,231,017	5.7	5.85	75.8	640
6.01 - 6.50	253	51,279,250	10.7	6.31	78.2	636
6.51 - 7.00	543	109,285,756	22.8	6.79	78.6	624
7.01 - 7.50	493	91,356,601	19.0	7.28	79.9	617
7.51 - 8.00	502	82,064,517	17.1	7.78	80.6	598
8.01 - 8.50	262	38,313,780	8.0	8.25	80.9	576
8.51 - 9.00	258	34,473,638	7.2	8.74	82.9	565
9.01 - 9.50	144	17,719,548	3.7	9.27	82.0	555
9.51 - 10.00	97	10,710,933	2.2	9.76	78.7	549
10.01 - 10.50	33	3,304,906	0.7	10.28	79.4	549
10.51 - 11.00	52	4,584,856	1.0	10.75	79.7	547
11.01 - 11.50	8	942,845	0.2	11.23	85.8	566
11.51 - 12.00	9	622,150	0.1	11.77	72.8	548
12.01 - 12.50	2	131,479	0.0	12.27	73.1	519
12.51 - 13.23	7	646,558	0.1	12.79	74.0	524
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4	953,943	0.2	7.05	64.3	599
3.00	2,723	460,334,373	95.8	7.44	79.7	606
5.00	99	19,016,072	4.0	7.11	77.6	624
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,826	480,304,387	100.0	7.43	79.6	607
Total:	2,826	480,304,387	100.0	7.43	79.6	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,322	539,251,003	92.6	7.46	78.4	607
24	135	30,689,186	5.3	6.60	79.2	649
36	17	2,946,902	0.5	6.59	77.8	667
60	48	9,220,071	1.6	6.94	80.9	635
Total:	3,522	582,107,161	100.0	7.40	78.5	610

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/04 cutoff date.  Approximately 7.4% of the Loan Group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	2,461
Total Outstanding Loan Balance	$374,931,698*	Min	Max
Average Loan Current Balance	$152,349	$34,282	$599,483
Weighted Average Original LTV	78.5%
Weighted Average Coupon	7.40%	4.76%	11.00%
Arm Weighted Average Coupon	7.42%
Fixed Weighted Average Coupon	7.30%
Weighted Average Margin	5.65%	5.00%	6.95%
Weighted Average FICO (Non-Zero)	610
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.0%

* Total collateral will be approximately [$385,325,050]

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.76 - 5.00	1	258,000	0.1	4.76	71.7	659
5.01 - 5.50	27	5,059,739	1.3	5.39	77.5	654
5.51 - 6.00	98	18,411,111	4.9	5.86	73.1	641
6.01 - 6.50	235	42,916,250	11.4	6.31	76.0	635
6.51 - 7.00	499	84,364,406	22.5	6.79	76.0	626
7.01 - 7.50	442	71,768,522	19.1	7.28	78.4	619
7.51 - 8.00	456	67,542,369	18.0	7.77	80.4	603
8.01 - 8.50	236	31,381,013	8.4	8.25	81.7	586
8.51 - 9.00	223	26,677,410	7.1	8.73	83.2	574
9.01 - 9.50	117	13,806,041	3.7	9.26	82.8	556
9.51 - 10.00	70	7,555,118	2.0	9.74	79.0	549
10.01 - 10.50	22	2,081,375	0.6	10.30	78.4	546
10.51 - 11.00	35	3,110,345	0.8	10.75	82.2	550
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	2	237,096	0.1	8.78	80.0	500
501 - 525	138	18,484,575	4.9	8.55	74.6	516
526 - 550	254	35,859,043	9.6	8.24	75.2	538
551 - 575	366	53,625,446	14.3	7.89	79.3	562
576 - 600	393	57,568,992	15.4	7.38	78.7	588
601 - 625	393	60,367,752	16.1	7.13	80.1	613
626 - 650	402	64,886,616	17.3	7.07	80.2	637
651 - 675	249	39,956,190	10.7	6.94	77.8	662
676 - 700	131	22,619,512	6.0	6.88	78.0	688
701 - 725	71	11,111,894	3.0	7.14	78.6	712
726 - 750	34	5,674,543	1.5	7.20	77.2	735
751 - 775	21	3,549,774	0.9	6.47	74.2	762
776 - 793	7	990,265	0.3	6.63	64.4	788
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	76	3,294,228	0.9	8.72	68.6	581
50,001 - 100,000	620	49,079,809	13.1	7.99	77.9	598
100,001 - 150,000	689	86,160,651	23.0	7.49	78.5	612
150,001 - 200,000	502	86,878,581	23.2	7.35	77.9	607
200,001 - 250,000	279	62,365,954	16.6	7.19	79.2	610
250,001 - 300,000	184	50,362,389	13.4	7.11	79.6	621
300,001 - 350,000	91	28,816,533	7.7	7.04	79.6	623
350,001 - 400,000	11	4,001,633	1.1	7.53	76.3	611
400,001 - 450,000	7	2,908,978	0.8	7.71	81.3	585
450,001 - 500,000	1	463,459	0.1	8.70	80.0	602
550,001 - 599,483	1	599,483	0.2	6.75	46.2	661
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
<= 50.000	105	12,721,226	3.4	7.07	40.7	608
50.001 - 55.000	40	6,332,347	1.7	7.17	53.0	602
55.001 - 60.000	52	7,376,907	2.0	7.02	57.8	598
60.001 - 65.000	76	12,656,283	3.4	7.11	63.4	593
65.001 - 70.000	131	18,736,192	5.0	7.33	68.6	581
70.001 - 75.000	176	27,829,280	7.4	7.32	74.3	587
75.001 - 80.000	1,241	189,208,362	50.5	7.19	79.8	625
80.001 - 85.000	242	39,278,952	10.5	7.98	84.6	583
85.001 - 90.000	225	37,752,884	10.1	7.72	89.6	615
90.001 - 95.000	172	22,967,579	6.1	8.28	94.8	594
95.001 - 95.620	1	71,687	0.0	10.51	95.6	523
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	543	79,638,652	21.2	7.72	78.6	608
1	63	13,079,332	3.5	7.41	74.6	619
2	1,408	217,751,094	58.1	7.35	80.0	606
3	447	64,462,620	17.2	7.18	74.0	625
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,541	223,643,987	59.6	7.28	79.3	603
Reduced	449	73,396,968	19.6	7.52	80.4	645
Stated Income / Stated Assets	471	77,890,744	20.8	7.62	74.4	600
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,330	358,067,556	95.5	7.39	78.6	610
Second Home	19	2,404,262	0.6	7.38	78.1	619
Investor	112	14,459,880	3.9	7.66	75.0	629
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	495	100,811,295	26.9	7.00	74.5	617
Florida	570	82,230,866	21.9	7.42	80.7	609
Texas	297	30,989,203	8.3	7.67	79.9	608
New York	108	23,472,336	6.3	7.33	74.3	617
New Jersey	63	12,595,938	3.4	7.66	77.6	604
Washington	77	12,136,265	3.2	7.22	80.0	617
Maryland	54	10,144,662	2.7	7.78	79.6	610
Virginia	67	9,703,851	2.6	7.93	80.4	594
Minnesota	57	9,565,006	2.6	6.68	81.3	631
Nevada	45	8,020,142	2.1	7.40	79.4	584
Michigan	64	7,730,691	2.1	7.93	82.3	589
Massachusetts	32	6,902,770	1.8	7.41	75.4	632
Ohio	69	6,774,594	1.8	8.03	83.0	607
Arizona	52	5,653,841	1.5	7.41	79.8	602
Oregon	34	4,959,939	1.3	7.41	80.4	600
Other	377	43,240,297	11.5	7.87	82.0	603
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	895	140,708,760	37.5	7.27	82.0	633
Refinance - Rate Term	157	21,340,145	5.7	7.34	78.3	610
Refinance - Cashout	1,409	212,882,793	56.8	7.49	76.2	595
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,810	283,350,158	75.6	7.45	79.9	606
Arm 3/27	90	14,121,882	3.8	7.15	77.6	617
Arm 5/25	71	12,457,073	3.3	7.14	77.9	624
Fixed Rate	490	65,002,585	17.3	7.30	72.7	627
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,007	296,338,936	79.0	7.41	78.4	608
Condo	176	24,852,871	6.6	7.33	78.4	627
PUD	150	24,681,053	6.6	7.37	81.2	609
2 Family	100	22,207,481	5.9	7.44	78.5	618
3-4 Family	28	6,851,358	1.8	7.30	71.3	621
Total:	2,461	374,931,698	100.0	7.40	78.5	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	2	244,218	0.1	7.28	92.3	685
5.01 - 5.50	1,492	238,096,657	76.8	7.22	80.5	618
5.51 - 6.00	187	30,152,940	9.7	7.71	79.2	578
6.01 - 6.50	220	31,101,475	10.0	8.21	77.1	562
6.51 - 6.95	70	10,333,823	3.3	8.81	69.8	556
Total:	1,971	309,929,113	100.0	7.42	79.7	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	150,957	0.0	7.03	90.0	738
16 - 18	3	790,928	0.3	7.27	77.6	611
19 - 21	520	79,004,195	25.5	7.65	79.8	601
22 - 24	1,286	203,404,078	65.6	7.37	79.9	607
31 - 33	20	3,328,561	1.1	7.38	76.3	610
34 - 36	70	10,793,321	3.5	7.07	78.0	620
37 - 59	71	12,457,073	4.0	7.14	77.9	624
Total:	1,971	309,929,113	100.0	7.42	79.7	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.76 - 11.50	38	7,332,713	2.4	5.59	75.6	653
11.51 - 12.00	102	19,689,821	6.4	6.03	74.8	632
12.01 - 12.50	189	35,760,804	11.5	6.39	78.7	628
12.51 - 13.00	365	63,676,462	20.5	6.83	78.2	622
13.01 - 13.50	341	56,606,896	18.3	7.28	79.6	617
13.51 - 14.00	357	54,450,216	17.6	7.78	81.2	600
14.01 - 14.50	189	26,624,096	8.6	8.25	82.1	583
14.51 - 15.00	180	22,335,211	7.2	8.73	83.3	571
15.01 - 15.50	97	11,574,368	3.7	9.28	82.8	551
15.51 - 16.00	59	6,846,487	2.2	9.74	79.6	549
16.01 - 16.50	19	1,921,695	0.6	10.30	77.7	544
16.51 - 17.00	35	3,110,345	1.0	10.75	82.2	550
Total:	1,971	309,929,113	100.0	7.42	79.7	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.76 - 5.50	27	5,212,854	1.7	5.36	77.6	652
5.51 - 6.00	88	16,758,960	5.4	5.86	74.9	638
6.01 - 6.50	179	33,742,831	10.9	6.30	77.8	630
6.51 - 7.00	370	65,223,365	21.0	6.79	77.9	621
7.01 - 7.50	354	59,598,524	19.2	7.28	79.7	617
7.51 - 8.00	367	56,115,068	18.1	7.77	81.2	602
8.01 - 8.50	192	26,950,687	8.7	8.25	82.1	583
8.51 - 9.00	183	22,869,970	7.4	8.73	83.3	570
9.01 - 9.50	95	11,474,594	3.7	9.27	82.8	551
9.51 - 10.00	59	6,790,540	2.2	9.74	79.5	549
10.01 - 10.50	22	2,081,375	0.7	10.30	78.4	546
10.51 - 11.00	35	3,110,345	1.0	10.75	82.2	550
Total:	1,971	309,929,113	100.0	7.42	79.7	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	127,026	0.0	7.50	80.0	590
3.00	1,900	297,472,040	96.0	7.43	79.8	606
5.00	70	12,330,047	4.0	7.14	77.8	624
Total:	1,971	309,929,113	100.0	7.42	79.7	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,971	309,929,113	100.0	7.42	79.7	607
Total:	1,971	309,929,113	100.0	7.42	79.7	607

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,320	347,310,438	92.6	7.46	78.4	608
24	88	18,277,687	4.9	6.61	79.0	643
36	13	2,012,702	0.5	6.71	76.2	651
60	40	7,330,872	2.0	6.90	80.9	636
Total:	2,461	374,931,698	100.0	7.40	78.5	610

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/04 cutoff date.  Approximately 7.4% of the Loan Group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	1,061
Total Outstanding Loan Balance	$207,175,463*	Min	Max
Average Loan Current Balance	$195,264	$34,291	$749,415
Weighted Average Original LTV	78.6%
Weighted Average Coupon	7.40%	5.25%	13.23%
Arm Weighted Average Coupon	7.43%
Fixed Weighted Average Coupon	7.24%
Weighted Average Margin	5.70%	4.38%	7.25%
Weighted Average FICO (Non-Zero)	610
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	82.2%
% Fixed	17.8%
% of Loans with Mortgage Insurance	0.0%

* Total collateral will be approximately [$214,675,000]

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.25 - 5.50	8	2,423,699	1.2	5.44	78.7	656
5.51 - 6.00	49	12,565,103	6.1	5.84	75.6	648
6.01 - 6.50	102	24,856,887	12.0	6.32	77.8	643
6.51 - 7.00	217	53,955,158	26.0	6.79	78.7	629
7.01 - 7.50	164	37,170,770	17.9	7.30	79.2	617
7.51 - 8.00	161	29,954,811	14.5	7.79	79.5	592
8.01 - 8.50	99	15,678,100	7.6	8.27	77.1	574
8.51 - 9.00	95	13,520,801	6.5	8.74	80.4	555
9.01 - 9.50	61	7,070,784	3.4	9.27	79.5	564
9.51 - 10.00	51	4,938,275	2.4	9.77	77.7	556
10.01 - 10.50	11	1,223,531	0.6	10.24	81.2	554
10.51 - 11.00	17	1,474,512	0.7	10.75	74.4	540
11.01 - 11.50	8	942,845	0.5	11.23	85.8	566
11.51 - 12.00	9	622,150	0.3	11.77	72.8	548
12.01 - 12.50	2	131,479	0.1	12.27	73.1	519
12.51 - 13.00	6	557,017	0.3	12.72	74.6	525
13.01 - 13.23	1	89,541	0.0	13.23	70.0	512
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	69,864	0.0	9.63	50.0	0
451 - 475	1	358,053	0.2	8.21	77.2	472
476 - 500	6	689,639	0.3	9.04	69.5	497
501 - 525	131	18,736,053	9.0	8.70	71.5	511
526 - 550	102	16,369,287	7.9	8.22	75.6	538
551 - 575	129	25,809,662	12.5	7.81	80.2	563
576 - 600	174	34,698,992	16.7	7.34	79.3	588
601 - 625	137	26,853,410	13.0	7.12	79.4	614
626 - 650	150	31,353,246	15.1	7.08	80.2	638
651 - 675	103	23,376,666	11.3	6.80	78.9	663
676 - 700	54	12,166,634	5.9	6.91	79.4	686
701 - 725	41	9,447,643	4.6	6.66	80.4	712
726 - 750	22	5,540,661	2.7	6.86	80.7	733
751 - 775	5	997,932	0.5	7.23	80.8	760
776 - 789	5	707,720	0.3	6.44	80.0	781
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	39	1,654,203	0.8	9.90	68.2	561
50,001 - 100,000	220	16,737,702	8.1	8.42	76.5	595
100,001 - 150,000	240	29,657,040	14.3	7.76	78.5	601
150,001 - 200,000	185	31,881,907	15.4	7.45	77.0	593
200,001 - 250,000	89	19,904,686	9.6	7.30	77.8	614
250,001 - 300,000	56	15,300,401	7.4	7.30	80.6	600
300,001 - 350,000	53	17,498,413	8.4	7.48	79.4	611
350,001 - 400,000	95	35,786,364	17.3	7.06	80.5	618
400,001 - 450,000	44	18,748,462	9.0	6.83	80.8	630
450,001 - 500,000	30	14,346,592	6.9	6.98	76.7	631
500,001 - 550,000	7	3,661,723	1.8	7.01	79.4	636
550,001 - 600,000	1	593,773	0.3	5.83	79.3	608
600,001 - 749,415	2	1,404,198	0.7	6.84	69.3	670
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
<= 50.000	36	4,403,291	2.1	7.70	40.3	569
50.001 - 55.000	10	1,191,851	0.6	8.06	52.5	579
55.001 - 60.000	28	6,795,243	3.3	7.20	58.0	577
60.001 - 65.000	44	7,846,975	3.8	7.59	63.4	582
65.001 - 70.000	72	11,543,945	5.6	7.76	68.5	572
70.001 - 75.000	103	17,696,298	8.5	7.76	74.2	578
75.001 - 80.000	511	105,542,673	50.9	7.08	79.7	630
80.001 - 85.000	107	21,275,981	10.3	7.74	84.4	593
85.001 - 90.000	79	17,697,820	8.5	7.57	89.6	620
90.001 - 95.000	71	13,181,385	6.4	8.21	94.8	587
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	300	52,908,560	25.5	7.80	77.9	605
1	31	7,081,105	3.4	7.43	76.4	605
2	545	110,632,152	53.4	7.29	79.8	606
3	185	36,553,646	17.6	7.12	76.5	629
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	685	125,100,430	60.4	7.35	79.2	599
Reduced	188	40,509,054	19.6	7.31	80.5	652
Stated Income / Stated Assets	188	41,565,979	20.1	7.62	74.8	600
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,002	197,823,647	95.5	7.39	78.7	609
Second Home	11	2,233,835	1.1	7.15	75.0	623
Investor	48	7,117,981	3.4	7.70	74.9	630
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	269	79,991,138	38.6	7.06	78.3	620
Florida	213	36,904,247	17.8	7.32	79.5	617
New York	59	16,375,547	7.9	7.49	73.9	596
Texas	98	10,707,922	5.2	8.22	78.8	600
Georgia	67	9,329,485	4.5	7.87	83.6	601
New Jersey	21	5,044,210	2.4	7.48	73.7	607
Nevada	23	4,765,613	2.3	7.65	77.1	586
Virginia	28	4,080,667	2.0	7.47	78.7	583
Massachusetts	15	4,059,367	2.0	7.63	81.3	571
Maryland	17	3,573,228	1.7	7.76	77.6	599
Minnesota	17	3,314,131	1.6	6.74	83.7	628
Washington	20	2,916,450	1.4	6.99	79.7	609
Arizona	18	2,903,806	1.4	7.16	78.5	607
Oregon	16	2,626,424	1.3	7.13	81.4	631
Michigan	17	2,267,660	1.1	7.80	84.7	580
Other	163	18,315,568	8.8	8.20	78.2	595
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	374	76,649,960	37.0	7.14	81.8	643
Refinance - Rate Term	68	11,274,690	5.4	7.60	79.2	603
Refinance - Cashout	619	119,250,813	57.6	7.54	76.5	589
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	786	155,427,452	75.0	7.46	79.5	605
Arm 3/27	37	7,434,881	3.6	7.14	82.7	624
Arm 5/25	32	7,512,942	3.6	7.05	75.4	622
Fixed Rate	206	36,800,189	17.8	7.24	74.4	625
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	887	172,051,963	83.0	7.40	78.3	608
PUD	62	12,206,916	5.9	7.35	80.0	610
Condo	62	11,771,306	5.7	7.27	82.6	622
2 Family	40	9,000,142	4.3	7.39	76.8	636
3-4 Family	10	2,145,136	1.0	8.04	74.5	599
Total:	1,061	207,175,463	100.0	7.40	78.6	610

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.38 - 4.50	1	195,108	0.1	5.98	85.0	693
5.01 - 5.50	579	121,814,975	71.5	7.14	80.8	624
5.51 - 6.00	91	17,980,214	10.6	7.59	79.3	576
6.01 - 6.50	109	20,196,565	11.9	8.14	77.9	558
6.51 - 7.00	74	10,073,904	5.9	9.28	66.8	542
7.01 - 7.25	1	114,508	0.1	7.23	80.0	658
Total:	855	170,375,274	100.0	7.43	79.5	606

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	2	393,119	0.2	8.13	68.3	525
19 - 21	263	53,244,910	31.3	7.55	80.0	604
22 - 24	521	101,789,423	59.7	7.42	79.3	606
31 - 33	11	2,220,076	1.3	7.02	83.2	638
34 - 36	26	5,214,805	3.1	7.19	82.6	618
37 - 59	32	7,512,942	4.4	7.05	75.4	622
Total:	855	170,375,274	100.0	7.43	79.5	606

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	18	4,867,356	2.9	5.75	79.0	651
11.51 - 12.00	43	11,048,433	6.5	5.98	76.2	647
12.01 - 12.50	72	17,802,970	10.4	6.42	78.2	642
12.51 - 13.00	171	43,120,062	25.3	6.81	80.0	626
13.01 - 13.50	137	30,525,819	17.9	7.30	80.5	615
13.51 - 14.00	130	25,148,723	14.8	7.80	79.4	587
14.01 - 14.50	69	11,456,403	6.7	8.30	78.1	559
14.51 - 15.00	77	11,821,826	6.9	8.77	82.2	555
15.01 - 15.50	48	5,840,373	3.4	9.27	80.7	565
15.51 - 16.00	37	3,750,200	2.2	9.80	77.2	550
16.01 - 16.50	11	1,223,531	0.7	10.24	81.2	554
16.51 - 17.00	16	1,426,546	0.8	10.74	74.2	541
17.01 - 17.50	8	942,845	0.6	11.23	85.8	566
17.51 - 18.00	9	622,150	0.4	11.77	72.8	548
18.01 - 19.23	9	778,037	0.5	12.70	73.8	523
Total:	855	170,375,274	100.0	7.43	79.5	606

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
5.25 - 5.50	8	2,423,699	1.4	5.44	78.7	656
5.51 - 6.00	40	10,472,057	6.1	5.83	77.3	643
6.01 - 6.50	74	17,536,419	10.3	6.33	79.0	647
6.51 - 7.00	173	44,062,391	25.9	6.79	79.7	627
7.01 - 7.50	139	31,758,077	18.6	7.29	80.1	615
7.51 - 8.00	135	25,949,448	15.2	7.79	79.3	588
8.01 - 8.50	70	11,363,093	6.7	8.26	78.1	559
8.51 - 9.00	75	11,603,668	6.8	8.75	82.3	555
9.01 - 9.50	49	6,244,954	3.7	9.27	80.5	563
9.51 - 10.00	38	3,920,393	2.3	9.79	77.4	550
10.01 - 10.50	11	1,223,531	0.7	10.24	81.2	554
10.51 - 11.00	17	1,474,512	0.9	10.75	74.4	540
11.01 - 11.50	8	942,845	0.6	11.23	85.8	566
11.51 - 12.00	9	622,150	0.4	11.77	72.8	548
12.01 - 12.50	2	131,479	0.1	12.27	73.1	519
12.51 - 13.23	7	646,558	0.4	12.79	74.0	524
Total:	855	170,375,274	100.0	7.43	79.5	606

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3	826,917	0.5	6.98	61.9	600
3.00	823	162,862,332	95.6	7.45	79.7	606
5.00	29	6,686,025	3.9	7.06	77.1	624
Total:	855	170,375,274	100.0	7.43	79.5	606

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	855	170,375,274	100.0	7.43	79.5	606
Total:	855	170,375,274	100.0	7.43	79.5	606

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,002	191,940,565	92.6	7.46	78.5	606
24	47	12,411,499	6.0	6.58	79.4	658
36	4	934,200	0.5	6.34	81.2	702
60	8	1,889,199	0.9	7.06	80.9	631
Total:	1,061	207,175,463	100.0	7.40	78.6	610